                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 33-93326) of JPE, Inc. (d/b/a ASCET INC and ASC Exterior Technologies) of our report dated April 1, 1999 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.



/s/ PricewaterhouseCoopers LLP
------------------------------
Detroit, Michigan
March 23, 2001